                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  July 13, 1999

                          DLJ Commercial Mortgage Corp.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

     Delaware                        333-82275                 13-3956945
     --------                        ---------                 ----------
(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)           Identification No.)

 277 Park Avenue, New York, New York                              10172
 -----------------------------------                              -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 892-3000


          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
-------  -------------

On July 13, 1999, by means of the letters attached hereto as Exhibit 99.1 and
Exhibit 99.2, respectively, DLJ Commercial Mortgage Corp. (the "Registrant") and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") request that the Division of Corporate Finance of the United States Securities and Exchange Commission (the "SEC"), pursuant to Rule 461 of the Securities Act of 1933, as amended, declare the Registrant's registration statement on Form S-3 (No. 333-82275) (the "Registration Statement") effective at 5:00 p.m. on July 15, 1999.

Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:
     --------

Exhibit No.       Description

99.1              Letter from the Registrant to the SEC dated July 13, 1999

99.2              Letter from DLJSC to the SEC dated July 13, 1999

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   July 14, 1999

                                                  DLJ COMMERCIAL MORTGAGE CORP.

                                                       By: /s/ N. Dante LaRocca
                                                          ---------------------
                                                  Name:   N. Dante LaRocca
                                                  Title:   Senior Vice President

                                  EXHIBIT INDEX
                                  -------------

                  The following exhibits are filed herewith:

                                                                     Exhibit No.
                                                                     -----------


99.1              Letter from the Registrant to the SEC dated July 13, 1999

99.2              Letter from DLJSC to the SEC dated July 13, 1999